Note 16 - Contingencies, Environmental And Legal Matters	12 Months Ended
Dec. 31, 2014
Loss Contingency [Abstract]
Contingencies, Environmental and Legal Matters
CONTINGENCIES, ENVIRONMENTAL AND LEGAL MATTERS

Asset Retirement Obligations

The Company has recognized asset retirement obligations, or AROs, for properties where it can make a reasonable estimate of the future expenditures necessary to satisfy the related obligations. The Company considers identified legally enforceable obligations, estimated settlement dates and appropriate discount and inflation rates in calculating the fair value of its AROs. At December 31, 2014 and 2013, the Company has accrued $18.5 million and $4.8 million, respectively, for its AROs at sites primarily in Europe, Latin America and North America.

The AROs are included in the other long-term liabilities in the Consolidated Balance Sheets as of December 31, 2014 and December 31, 2013. Changes in the Company’s AROs are as follows (amounts in millions):

Successor:
Balance, April 23, 2013 (inception)	$—
Acquisitions	4.8
Balance, December 31, 2013	4.8
Acquisitions	13.2
Additional obligations incurred	0.5
Accretion expense	0.7
Payments	(0.2)
Foreign currency adjustments	(0.5)
Balance, December 31, 2014	$18.5

Predecessor:
Balance, December 31, 2012	$2.3
Settlements	(0.1)
Accretion expense	0.1
Foreign currency adjustments	(0.1)
Balance, October 31, 2013	$2.2

Environmental

The Company is a manufacturer and distributor of specialty chemical products, and is exposed to claims with respect to environmental cleanup or other matters, including those in connection with the disposal of hazardous materials. The Company is subject to extensive domestic and foreign laws and regulations relating to environmental protection and worker health and safety, including those governing discharges of pollutants into the air and water, the management and disposal of hazardous substances and wastes, and the cleanup of contaminated properties. The Company has incurred, and will continue to incur, costs and capital expenditures in complying with these laws and regulations. Additional costs could be incurred, including cleanup costs, fines, sanctions, and third-party claims, as a result of violations of or liabilities under environmental laws.

Remediation activities vary substantially in duration and cost from site to site. These activities, and their associated costs, depend on the mix of unique site characteristics, evolving remediation technologies, diverse regulatory agencies and enforcement policies, as well as the presence or absence of potentially responsible parties. Some of the facilities and former facilities of the Company have been environmentally impacted from historic operations and some facilities are in the process of being investigated and remediated. As of December 31, 2014 and 2013, $4.5 million and $2.9 million, respectively, was accrued for various environmental matters, not discounted to their present value, all of which we consider to be non-material. Ultimate costs may vary from current estimates, and the discovery of additional contaminants at these facilities or other sites, or the imposition of additional cleanup obligations or third-party claims relating thereto could result in additional costs. The Company’s management believes that any possible losses related to environmental remediation in addition to the amounts recorded as of December 31, 2014 and 2013 would not be material to our consolidated financial position, results of operations or cash flows.

Legal Proceedings

From time to time, the Company is involved in various legal proceedings in the normal course of its business. We believe that the resolution of these claims, to the extent not covered by insurance, will not individually or in the aggregate, have a material adverse effect on its consolidated financial position, results of operations or cash flows. As of December 31, 2014 and 2013, the Company has reserved approximately $4.4 million and $2.9 million, respectively, for its outstanding legal proceedings.

On July 8, 2014, a federal court jury found in favor of MacDermid Printing Solutions LLC in litigation against Cortron, Inc. and awarded MacDermid Printing Solutions LLC $3.9 million in anti-trust damages; $7.9 million in breach of contract damages; $3.8 million in additional punitive damages for misappropriation of trade secrets, and $11.9 million plus additional punitive damages for unfair trade practices. The actual aggregate amount of damages, including the amount of punitive damages and an award of attorney fees will be determined by the presiding judge after post-trial briefing by the parties. Cortron, Inc. may appeal the verdict; accordingly, MacDermid Printing Solutions LLC’s ability to collect on the judgment is uncertain. All proceeds from this litigation are subject to the pending litigation provisions of our Business Combination Agreement and Plan of Merger dated as of October 10, 2013.

On September 22, 2014, the United States District Court for the District of New Jersey rendered a verdict in favor of MacDermid in this patent litigation with E.I. du Pont de Nemours and Company. The Court issued summary judgment rulings in favor of MacDermid finding certain E.I. du Pont de Nemours and Company’s patents invalid and not infringed. These rulings summarily find against E.I. du Pont de Nemours and Company on all of the patent claims asserted by E.I. du Pont de Nemours and Company in this lawsuit. The ruling, however, leaves all counterclaims made by MacDermid against E.I. du Pont de Nemours and Company in place. All proceeds from this litigation are subject to the pending litigation provisions of our Business Combination Agreement and Plan of Merger dated as of October 10, 2013.

On February 19, 2015, MacDermid, as plaintiff, settled litigation with Cookson Group plc, Enthone Inc., Cookson Electronics and David North, as defendants, for $25.0 million. The litigation related to certain corporate activities that occurred between MacDermid and the defendants in 2006 and 2007. All proceeds from this litigation are subject to the pending litigation provisions of our Business Combination Agreement and Plan of Merger dated as of October 10, 2013.